UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                   Investment Company Act file number 811-7533

                              The Lou Holland Trust
               (Exact name of registrant as specified in charter)


           One North Wacker Drive, Suite 700, Chicago, Illinois 60606
               (Address of principal executive offices) (Zip code)


                                Louis A. Holland

                      c/o Holland Capital Management, L.P.
                             One North Wacker Drive
                                    Suite 700
                             Chicago, Illinois 60606
                     (Name and address of agent for service)

                         Registrant's telephone number,
                                 including area
                               code: 312-553-4830

                            Date of fiscal year end:
                                   December 31

                            Date of reporting period:
                          Year Ended December 31, 2002



Item 1.     Reports to Stockholders.

            Annual Report to Stockholders for the Period Ended December 31, 2002

Item 2.     Code of Ethics

            Not Applicable

Item 3.     Audit Committee Financial Expert

            Not Applicable

Items 4-8.  (Reserved)

Item 9.     Controls and Procedures

            Omitted pursuant to Transitional Provisions of Release No. 34-47262

Item 10     Exhibits

     10(a)  Not Applicable

     10(b) Certifications of Principal Executive Officer and Principal Financial Officer


LOU HOLLAND
GROWTH FUND





ANNUAL REPORT
DECEMBER 31, 2002






LETTER TO
SHAREHOLDRES
FEBRUARY 2003

Dear Shareholder:


Stock Market Review

The poor performance of the U. S. Stock Market over the past three years highlights a significant secular change from the superior performance achieved by stocks and bonds over the last 20 years, a period when stocks returned 15-16% annually or more than twice the long-term historical norm. During this 20-year period, inflation declined from 15% in 1980 to 1.1% in 1987, primarily due to dramatic increases in productivity created by the technology revolution. The Federal Reserve Board is concerned about deflation because of the increased level of outsourcing manufacturing of various products to foreign countries. In order to prevent deflation, the Federal Reserve Board is dramatically increasing the money supply. This has the effect of increasing inflation which would be negative for stocks and bonds and positive for hard assets (gold, oil, etc.)

The -22% return of the S&P 500 during '02 was the worst performance for the index during the three year period and is the worst performance in any year since the bear market of 1974. Only 26% of the stocks in the index had positive returns and all of the major market sectors of the index had negative returns. The -32% return of the tech-laden NASDAQ during the year was even worse. Technology and telecommunications stocks, which led the market to its peak in 2000, became the sectors that also led the market down. The last time stocks suffered three consecutive years of negative performance was during the period from 1939-1941, approximately 60 years ago. While investors remain cautious of a fourth year of negative stock market returns in 2003, many continue to rely on history, reasoning that the likelihood of such an event is remote since this phenomena has occurred only once in the last century, from 1929-1932. This would imply positive returns for stocks during 2003. However, despite the significant decline of the S&P 500 from its peak level to its early October 2002 lows, the valuation of the index continues to be high with a price/earnings ratio at the end of the year of 18 times forward twelve month earnings estimates compared to 13-14 times at the end of prior bear market cycles.

The 4th quarter of 2002 began with a stock rally that led the S&P 500 up over +20% from its October 9th low through the end of November, with back-to-back positive returns for stocks in October and November as investors began to believe that the worst was over for stocks. The technology sector was the winner during this period as this beaten-down group appealed to investors' new-found enthusiasm. But, this recent market rally was short-lived, and during December stocks were down for the month, reflecting continued concerns regarding the economy, consumer spending, corporate profits, and a possible war with Iraq. However, despite December's poor performance, the S&P 500 still managed to end the quarter up over +8%. The best performing S&P 500 market sectors during the quarter were utilities/telecom and technology, while the worst performing S&P 500 market sectors were consumer staples and consumer discretionary. Technology, financials, and utilities/telecom issues contributed the most to the index's performance during the quarter, while autos & transportation, other energy, and consumer staples contributed the least. The sectors contributing the most to the performance of the Russell 1000 Growth Index were technology, healthcare, and financial services, while integrated oils and autos & transportation contributed the least to the index's performance. Our exposure to technology had a positive impact on performance versus the S&P 500, but we are underweighted versus the Russell 1000 Growth Index due to our conservative investment philosophy and process, which had a negative impact on performance versus this style benchmark. Additionally, our limited exposure to utilities/telecom issues had a negative impact, as did our exposure to consumer related stocks.

During the year, all of the S&P 500 major market sectors were down. The best performing sectors were consumer staples, materials & processing, and producer durables while the worst performing sectors were technology, conglomerates, and utilities/telecom. The sectors detracting the least from the performance of the index were materials & processing and consumer staples, while the biggest detractors were technology, consumer discretionary, and financial services. The market sectors detracting the least from the performance of the Russell 1000 Growth Index were autos & transportation, integrated oils, and materials & processing, while the biggest detractors were technology, healthcare, and consumer discretionary. We were overweighted in technology versus the S&P 500, but underweighted versus the Russell 1000 Growth Index, which had a positive impact on performance versus our style benchmark. We were underweighted in utilities/telecom issues, which also had a positive impact; however our underweighting in consumer staples hurt performance. While individual holdings within the portfolio were not immune to negative performance as a result of the negative stock market environment, good relative stock selection also benefited portfolio performance.

Stock Market Outlook

Despite a strong 4th quarter rally for stocks, the year 2002 turned out to be the worst performing year for stocks since the bear market of 1973-74. As was the case with other market rallies during the recent bear market cycle, the 4Q02 rally was short-lived as investors' enthusiasm swung back into a loss of confidence. Concerns about the economic recovery, corporate profits, accounting and governance issues, consumer spending, geo-political risks, and possibility of war with Iraq, resulted in a continued movement out of stocks and into bonds. And while investors continue to question the sustainability of any market strength, we believe that over the next several quarters they will remain cautiously optimistic, looking for more solid and clear evidence of a return to corporate profitability and economic strength. These concerns will likely result in continued stock market volatility. Uncertainty surrounding a possible war with Iraq will also keep investors skittish and could also dampen any meaningful upside in the market.

As we have said over the past several years, we believe that the new paradigm for financial assets is over. Because of the historically high return of +17.3% achieved in the decade that ended 2000, we expect returns to be below the long-term historical average over the coming decade.

We continue to believe that our investment philosophy of purchasing high quality, reasonably priced, mid-to-large capitalization growth companies with a leadership position in their industries will produce superior results for long-term investors. We expect our growth at a reasonable price approach to provide these results over a complete market cycle which would be measured from market cycle peak-to-peak or trough-to-trough (which would include both a rising market environment and a declining market environment). In other words, we expect our conservative philosophy to provide participation in rising markets and protection in declining markets, resulting in superior results for investors over complete market cycles.


Sincerely,


/s/ Louis A. Holland                            /s/ Monica L. Walker
----------------------                          --------------------------
Louis A. Holland                                 Monica L. Walker
Portfolio Manager                                Portfolio Manager

[LINE CHART]


                                  LOU HOLLAND
--------------------------------------------------------------------------------
                                  GROWTH FUND

                                   04/29/96    06/30/96   12/31/96    06/30/97   12/31/97    06/30/98
Lou Holland Growth Fund              10,000      10,520     11,462      13,355     14,663      17,290
S&P 500                              10,000      10,297     11,500      13,870     15,337      18,054
Russell 1000 Growth Index            10,000      10,363     11,385      13,611     14,857      17,885
Russell Mid-Cap Growth Index         10,000       9,896     10,528      11,637     12,901      14,432

                                   12/31/98    06/30/99   12/31/99    06/30/00   12/31/00    06/30/01
Lou Holland Growth Fund              19,905      20,807     21,701      22,252     20,925      20,051
S&P 500                              19,720      22,162     23,871      23,768     21,697      20,242
Russell 1000 Growth Index            20,609      22,763     27,446      28,606     21,288      18,255
Russell Mid-Cap Growth Index         15,206      17,365     23,005      25,799     20,300      17,667

                                   12/31/01    06/30/02    12/31/02
Lou Holland Growth Fund              19,842      17,538      15,582
S&P 500                              18,099      15,718      14,090
Russell 1000 Growth Index            17,249      13,665      12,438
Russell Mid-Cap Growth Index         15,019      12,059      10,902


--------------------------------------------------------------------------------
THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT 0F OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO TAHT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAT THE ORIGINAL COST.


RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 575 of those Russell 1000 companies(that is, the 1,000 largest U.S. Companies interms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 454 of those of Russell Mid-CAp companie with higher price-to-book ratios and higher forecasted growth values. These stocks also members of the Russell 1000 Growth Index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represents all major industries.
--------------------------------------------------------------------------------
AVERAGE ANNUAL RATE OF RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002


                                1 Year           5 Year    Since Inception
                                                              4/29/96

Lou Holland Growth Fund         -21.47%          1.22%         6.87%

S&P 500                         -22.15%          -0.61%        6.14%

Russell 1000 Growth Fund        -27.89%          -3.84%        3.06%

Russell Mid-Cap Growth Index    -27.41%          -1.82%        2.47%
--------------------------------------------------------------------------------

                                  LOU HOLLAND
--------------------------------------------------------------------------------
                                  GROWTH FUND

Statement of Assets and Liabilities                          Statement of Operations
December 31, 2002                                            For the Year Ended December 31, 2002

ASSETS:                                                      INVESTMENT INCOME:
     Investments, at market value                                Dividend income (net of withholding tax $1,143)   $ 181,536
         (cost $19,505,265)                  $ 18,337,135        Interest income                                      16,519
                                                   22,282                                                      --------------
     Dividends receivable                                        Total Investment Income                             198,055
                                                                                                               --------------
     Interest receivable                              952
     Other assets                                  10,532
                                         -----------------
     Total assets                              18,370,901    EXPENSES:
                                         -----------------
                                                                 Investment management fees                          141,221
                                                                 Shareholder servicing fees                           37,577
                                                                 Fund Accounting fees                                 31,868
LIABILITIES:                                                     Administration fee                                   30,058
     Accrued expenses and other liabilities        41,544        Professional fees                                    29,022
     Payable for Fund shares redeemed              36,464        Federal and state registration                       17,657
     Payable to Investment Manager                    535        Custody fees                                         10,665
                                         -----------------       Reports to shareholders                               5,207
     Total Liabilities                             78,543        Director fees                                         4,819
                                         -----------------       Insurance                                             1,686
                                                                 Other                                                   417
                                                                                                               --------------
NET ASSETS                                   $ 18,292,358
                                         =================
                                                                 Total expenses before
                                                                     waiver and reimbursement                        310,197
NET ASSETS CONSIST OF:                                           Less:  Waiver and reimbursement from
     Capital stock                           $ 20,562,748            Investment Manager                              (85,906)
                                                                                                               --------------
     Accumulated net realized (loss)                             Net Expenses                                        224,291
                                                                                                               --------------
         on investment                         (1,102,260)
     Net unrealized (depreciation)
         on investments                        (1,168,130)   NET INVESTMENT (LOSS)                                   (26,236)
                                         -----------------                                                     --------------
     Total Net Assets                        $ 18,292,358
                                         =================
                                                             REALIZED AND UNREALIZED
Shares outstanding                              1,409,480        GAIN / (LOSS) ON INVESTMENTS:
                                                                 Net realized (loss) on investments               (1,010,791)
Net Asset Value, Redemption Price                                Change in unrealized appreciation
     and Offering Price Per Share                 $ 12.98            (depreciation) on investments                (3,245,119)
                                         =================                                                     --------------
                                                                 Net realized and unrealized (loss)
                                                                     on investments                               (4,255,910)
                                                                                                               --------------

                                                             NET (DECREASE) IN NET ASSETS
                                                                 RESULTING FROM OPERATIONS                      $ (4,282,146)
                                                                                                               ==============

                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

Statement of Changes in Net Assets

                                                            Year Ended                 Year Ended
                                                         December 31, 2002         December 31, 2001
                                                      ------------------------  -------------------------
OPERATIONS:
        Net investment (loss)                                       $ (26,236)                 $ (33,635)
        Net realized gain (loss) on investments                    (1,010,791)                   288,089
        Change in unrealized appreciation
               (depreciation) on investments                       (3,245,119)                  (730,477)
                                                      ------------------------  -------------------------
        Net (decrease) in net assets
              from operations                                      (4,282,146)                  (476,023)
                                                      ------------------------  -------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
        Distribution from and in excess of
              net realized gain                                             -                   (863,348)
                                                      ------------------------  -------------------------
        Total distribution to shareholders                                  -                   (863,348)
                                                      ------------------------  -------------------------

CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares sold                                  11,664,713                  5,588,674
        Shares issued to holders in
              reinvestment of dividends                                     -                    861,650
        Cost of shares redeemed                                    (2,177,265)                (2,666,400)
                                                      ------------------------  -------------------------
        Net increase in net assets from
              capital share transactions                            9,487,448                  3,783,924
                                                      ------------------------  -------------------------

TOTAL INCREASE IN NET ASSETS                                        5,205,302                  2,444,553
                                                      ------------------------  -------------------------
NET ASSETS:
        Beginning of year                                          13,087,056                 10,642,503
                                                      ------------------------  -------------------------
        End of year                                              $ 18,292,358               $ 13,087,056
                                                      ========================  =========================

CHANGES IN SHARES OUTSTANDING:
        Shares sold                                                   775,942                    325,372
        Shares issued to holders in
              reinvestment of dividends                                     -                     51,565
        Shares redeemed                                              (158,145)                  (155,537)
                                                      ------------------------  -------------------------
        Net increase                                                  617,797                    221,400
                                                      ========================  =========================

              See Notes to the Financial Statements.



                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS


                                       Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                     December 31, 2002 December 31, 2001 December 31, 2000 December 31, 1999 December 31, 1998
                                     ----------------  ----------------  ----------------  ----------------  ------------------

Per Share Data (for a share
outstanding through out
the year):

Net asset value, beginning
     of year                                  $16.53            $18.66            $20.87            $19.21            $14.18
                                     ----------------  ----------------  ----------------  ----------------  ----------------

Income from investment operations:
     Net investment income (loss)              (0.02)(1)         (0.04)(1)         (0.07)(1)         (0.03)(1)         (0.02)(1)
     Net realized and unrealized
        gains (loss) on investments            (3.53)            (0.91)            (0.66)             1.76              5.09
                                     ----------------  ----------------  ----------------  ----------------  ----------------
     Total from investment operations          (3.55)            (0.95)            (0.73)             1.73              5.07
                                     ----------------  ----------------  ----------------  ----------------  ----------------

Less distributions:
     Dividends from net
        investment income                          -                 -                 -                 -             (0.01)
     Dividends from capital gains                  -             (1.18)            (1.48)            (0.07)            (0.03)
                                     ----------------  ----------------  ----------------  ----------------  ----------------
     Total distributions                           -             (1.18)            (1.48)            (0.07)            (0.04)
                                     ----------------  ----------------  ----------------  ----------------  ----------------

     Net asset value, end of year             $12.98            $16.53            $18.66            $20.87            $19.21
                                     ================  ================  ================  ================  ================

Total return                                 -21.48%            -5.17%            -3.58%             9.01%            35.75%

Supplemental data and ratios:
     Net assets, end of year             $18,292,358       $13,087,056       $10,642,503       $11,171,660        $9,134,903

     Ratios of expenses to average
     net assets
        Before expense reimbursement           1.86%             2.32%             2.21%             2.48%             2.84%
        After expense reimbursement            1.35%             1.35%             1.35%             1.35%             1.35%

     Ratio of net investment income/
     (loss) to average net assets
        Before expense reimbursement           (0.67)%           (1.28)%           (1.21)%           (0.97)%           (1.60)%
        After expense reimbursement            (0.16)%           (0.31)%           (0.35)%           0.16%             (0.11)%

     Portfolio turnover rate                  41.12%            66.95%            52.72%            24.13%            32.84%

(1) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.




                     See Notes to the Financial Statements.




                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

Schedule of Investments
December 31, 2002


       Number of                                                     Market
        Shares                                                       Value
------------------                                                -------------
                     COMMON STOCKS - 95.7%

                     Auto & Transportation - 1.1%
                     Burlington5Northern Santa Fe                  $ 201,577
                                                                  -------------

                     Consumer Discretionary - 9.8%
        8,500        AOL Time Warner Inc.*                            111,350
        4,150        Best Buy Co, Inc.*                               100,223
        8,300        Carnival Corporation  f                          207,085
       11,650        CEC Entertainment Inc.*                          357,655
       12,700        Cendant Corporation*                             133,096
        3,750        International Speedway Corporation - Cl A        139,837
        8,900        Jones Apparel Group*                             315,416
                     Target Corp.                                     183,000
                     Wal-mart,Stores, Inc.                            247,499
                                                                   -------------
                                                                    1,795,161
                                                                   -------------

                     Consumer Staples - 5.4%
        3,400        Colgate Palmolive Co.                            178,262
       11,550        Estee Lauder Co. - Cl A                          304,920
        5,950        Newell Rubbermaid, Inc.                          180,463
       10,950        Walgreen Company                                 319,631
                                                                   -------------
                                                                      983,276
                                                                   -------------

                     Energy/Oil - 3.9%
        9,750        Exxon Mobil Corporation                          340,665
       12,700        Imperial Oil Ltd f                               364,490
                                                                   -------------
                                                                      705,155
                                                                   -------------

                     Financials - 16.9%
        8,800        Allied Capital Corp.                             192,104
        3,650        Bank of America Corp.                            253,930
        5,200        Capital One Financial Corp.                      154,544
       15,300        Citigroup, Inc.                                  538,407
        3,350        Fannie Mae                                       215,506
        4,700        Federal Home Loan Mortgage Corp.                 277,535
        2,600        Goldman Sachs Group, Inc.                        177,060
        4,500        H&R Block, Inc.                                  180,900
        9,200        MBNA Corp.                                       174,984
        6,750        Mellon Financial Corp                            176,242
        6,200        Northern Trust                                   217,310
       13,000        Synovus Financial Corp.                          252,200
        6,300        Wells Fargo Company                              295,281
                                                                   -------------
                                                                     3,106,003
                                                                   -------------

                     See Notes to the Financial Statements.


Schedule of Investments (continued)
December 31, 2002


       Number of                                                        Market
         Shares                                                         Value
------------------------                                             -----------

                     Financial Insurance - 6.8%
       11,200        American International Group, Inc.              $ 647,920
        9,300        MBIA, Inc.                                        407,898
        4,500        MGIC Investment                                   185,850
                                                                   -------------
                                                                     1,241,668
                                                                   -------------

                     Health Care / Other - 7.7%
        3,400        Cardinal Health, Inc.                             201,246
        6,400        HCA, Inc.                                         265,600
        8,475        IMS Health Inc.                                   135,600
        7,350        Medtronic, Inc.                                   335,160
        2,450        Unitedhealth Group, Inc.                          204,575
       12,100        Waters Corp.*                                     263,538
                                                                   -------------
                                                                     1,405,719
                                                                   -------------

                     Health Care / Pharmaceuticals - 14.9%
        6,800        Allergan                                          391,816
       11,000        Johnson & Johnson Company                         590,810
        3,350        Lilly Eli & Co.                                   212,725
        6,950        Merck & Co., Inc.                                 393,440
       24,800        Pfizer, Inc.                                      758,136
        9,000        Pharmacia                                         376,200
                                                                   -------------
                                                                     2,723,127
                                                                   -------------

                     Industrials - 2.7%
        5,100        Ingersoll-Rand Co. - Cl A f                      219,606
       12,700        Republic7Services Inc.*                           266,446
                                                                   -------------
                                                                       486,052
                                                                   -------------

                     Other / Conglomerate - 3.1%
       23,200        General,Electric Company                          564,920
                                                                   -------------

                     Technology / Imaging - 2.4%
        7,300        Lexmark7Intl Group Inc - Cl A*                    441,650
                                                                   -------------

                     Technology / Hardware - 4.3%
       14,500        Intel Corporation                                 225,765
        1,800        International Business Machines Corporation       139,500
       12,000        Linear Technology Corporation                     308,640
        7,750        Texas Instruments                                 116,328
                                                                   -------------
                                                                       790,233
                                                                   -------------

                     Technology / Service - 5.4%
        6,600        Automatic Data Processing, Inc.                   259,050
        8,700        CDW Computer Centers*                             381,495
       19,900        Citrix System Inc.*                               245,168
        8,000        Total System Services Inc.                        108,000
                                                                   -------------
                                                                       993,713
                                                                   -------------

                     See Notes to the Financial Statements.


Schedule of Investments (continued)
December 31, 2002


       Number of                                                        Market
         Shares                                                         Value
------------------------                                             -----------

                     Technology / Software - 10.3%
        7,450        Adobe Systems, Inc.                             $ 184,767
       20,750        Cognos, Inc.* f                                   486,588
       15,200        Microsoft Corporation*                            785,840
        6,200        Symantec Corp.*                                   251,162
        3,000        Zebra Tech Class A*                               171,900
                                                                   -------------
                                                                     1,880,257
                                                                   -------------

                     Telecommunications Services - 1.0%
        6,950        AT&T Corporation                                  181,465
                                                                   -------------


                     Total common stocks (cost $18,668,106)         17,499,976
                                                                   -------------


       Principal
         Amount
------------------------

                     SHORT-TERM INVESTMENTS - 4.5%
                     Variable Rate Demand Notes - 4.5%
    $ 837,159        Wisconsin Corp. Cent Cr Union D Notes, 1.09%      837,159
                                                                   -------------

                     Total variable rate demand notes
                     (cost $837,159)                                   837,159
                                                                   -------------

                     Total investments - 100.2%                     18,337,135
                     (cost $19,505,265)

                     Other assets in excess of
                     liabilities - (0.2)%                              (44,777)
                                                                   -------------

                     TOTAL NET ASSETS - 100.0%                    $ 18,292,358
                                                                   =============

                *    Non-income producing security.
                f    Foreign Security

                     See Notes to the Financial Statements.


                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


Notes to the Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Lou Holland Trust (the "Trust") was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Asset and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment loss has been decreased by $26,236, capital stock has been decreased by $38,884, and undistributed net realized loss on investments has been decreased by $12,648. These differences relate to the reclass of net operating loss and the inclusion of realized gains related to the Holland L.P. conversion for tax purposes. At December 31, 2002, the Fund had accumulated capital loss carryforwards of $810,684 expiring in 2010. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. In addition, post-October losses of $246,802 are deferred for tax purposes and will be recognized in 2003.

c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. For the fiscal year ended December 31, 2002 the Fund did not make any distributions of net investment income or net realized capital gains. For the fiscal year ended December 31, 2001 the fund designated and paid $863,348 as long term capital gains. Net realized gains or lossses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT TRANSACTIONS
The  aggregate  purchases  and  sales  of  investments,   excluding   short-term
investments, by the Fund for the year ended December 31, 2002, were as follows:


                                            Purchase               Sales
                                            --------               -----
U.S. Government.............................$  -                   $  -
Other.......................................$15,810,390            $6,404,647

At December 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                                                  $1,356,420
(Depreciation)                                                (2,632,148)
Net appreciation on                                           ------------
   investments                                                $(1,275,728)
                                                              ============

At the close of business on May 2, 1996, the partners of the Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2002, the Fund has realized $181,254 of the appreciation.

At December 31, 2002, the cost of investments for federal income tax purposes was $19,612,863.

3. AGREEMENTS
The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

The Investment Manager voluntarily agrees to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the year ended December 31, 2002, the Adviser has waived and reimbursed the Fund $85,906.

Holland Capital Management, L.P. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No trades were placed through Holland Capital Management, L.P. The Distributor is an affiliate of the Investment
Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

U.S. Bank, N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. U.S. Bancorp Fund Services, LLC, a wholly owned limited liability company of U.S. Bank, N.A., serves as transfer agent, administrator and accounting services agent for the Fund.

4. SUBSEQUENT EVENT
Subsequent to the fiscal year ended December 31, 2002 the Fund decided to change services providers for administrative and accounting services. Effective March 1, 2003 Fiduciary Management, Inc. will be the administrator and fund accountant for the Fund.

                          Independent Auditors' Report


The Shareholders and Board of Trustees of
Lou Holland Trust:

We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Chicago, Illinois
January 24, 2003


-------------------------------------------------------------------------------------------------------------------------
Name and Address    Age  Position(s)   Principal Occupation  # of Portfolios    Other Directorships Held by Trustee
                         Held          During Last Five      in Fund Complex
                         With          Years                 Overseen by
                         Registrant                          Trustee
-------------------------------------------------------------------------------------------------------------------------
*Louis A. Holland   61   Trustee and   Managing Partner and                     Board of Directors of the Packaging
1 North Wacker Dr.       President     President, Holland          1            Corporation of America, the Board of
Chicago, IL 60606                                                               Directors of the National Association
                                                                                of Securities Professionals, the Board
                                                                                of Directors of Northwestern Memorial
                                                                                Hospital, the Executive Committee and
                                                                                Investment Subcommittee of Northwestern
                                                                                Memorial Corporation,  the  Board of
                                                                                Directors  and a member Investment
                                                                                Committee  of  the   University   of
                                                                                Wisconsin Foundation, the  Investment
                                                                                Committee  of  the McCormick Theological
                                                                                Seminary  in  Chicago, and the Investment
                                                                                Committee of the United Methodist Church
                                                                                Board of Pensions.
-------------------------------------------------------------------------------------------------------------------------
*Laura Janus        55   Treasurer     Partner and ,                1           None
1 North Wacker Dr.                     Portfolio Manager
Suite 700                              Holland Capital
Chicago, IL 60606                      Management
-------------------------------------------------------------------------------------------------------------------------
*Monica Walker      44   Secretary     Partner and                  1           None
1 North Wacker Dr.                     Portfolio Manger,
Suite 700                              Holland Capital
Chicago, IL 60606                      Management
-------------------------------------------------------------------------------------------------------------------------
Lester McKeever     68   Independent   Managing Partner             1           Board Member, Chicago Urban League,
Pittman & McKeever       Trustee       Washington, Pittman                      Chicago United,Business Advisory Council-
819 South Wabash                       & McKeever                               U of I College of Commerce at Urbana
Avenue Suite 600                                                                Champaign, Financial Research & Advisory
Chicago, IL 60605                                                               Committee, Treasurer, U of I Board of
                                                                                Trustees, Chicago Symphony Orchestra
                                                                                Practice Committee, Illinois CPA
                                                                                Association, MAP Larger Society, The
                                                                                Lincoln Academy of Illinois, City of
                                                                                Chicago Mayor's Zoning Reform Commission,
                                                                                United Way, Finch University of Health
                                                                                Sciences/The Chicago Medical School,
                                                                                Advanced Data Concepts (Chairman), MBIA
                                                                                Insurance Corp., Worldwide Broadcasting,
                                                                                Printing Specialties Inc, Photogen
                                                                                Technologies, Peoples Energy Corporation.
-------------------------------------------------------------------------------------------------------------------------
Kenneth Meyer       58    Independent  CEO, Managing Director,       1          Director, LINK Unlimited (a minority
Lincoln Capital           Trustee      Lincoln Capital Fixed                    education program in Chicago), Board
Management.                            Income Management                        member of the Business School Council
200 South Wacker Dr                    Company, a Lehman                        at the University of Notre Dame, Finance
Suite 2100                             Brothers Company                         Council of the Archdiocese of Chicago.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------
James H. Lowry      64   Independent   Vice President, The            1         None
1 North Wacker Dr.       Trustee       Boston Consulting
Suite 700                              Group, President
Chicago, IL 60606                      & CEO, James H.
                                       Lowry & Associates
-------------------------------------------------------------------------------------------------------------------------
* This trustees is an  "interested  person" of the Trust as that term is defined under the 1940 Act.


TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman if the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P.

MONICA L. WALKER, Secretary
Portfolio Manager, Holland Capital Management, L.P.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.

LESTER H. McKEEVER, Jr., Trustee
Managing Principal, Washington, Pittman & McKeever
Certified Puclic Accountants & Management Consultants

KENNETH R. MEYER, Trustees
Chairman, Chief Executive Officer
Lincoln Capital Management Company

JAMES H. LOWRY, Trustee
Vice President, The Boston Consulting Group;
President and CEO, James Lowry & Associates


MANAGER
Holland Capital Management, L.P
One North Wacker Drive, Suite 700
Chicago, IL 60606
Telephone (312) 553-4830

CUSTODIAN AND TRANSFER AGENT
U.S. Bank, N.A.
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.


                                  CERTIFICATION

I, Louis A. Holland, certify that:

1.   I have reviewed this report on Form N-CSR of The Lou Holland Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   Omitted pursuant to Transitional Provisions of Release No. 34-47262

5.   Omitted pursuant to Transitional Provisions of Release No. 34-47262

6.   Omitted pursuant to Transitional Provisions of Release No. 34-47262


Date: March 3, 2003


                            /s/ Louis A. Holland
                            ________________________
                                Louis A. Holland
                                    President
                          [Principal Executive Officer]



                                  CERTIFICATION


I, Laura J. Janus, certify that:

1.   I have reviewed this report on Form N-CSR of The Lou Holland Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   Omitted pursuant to Transitional Provisions of Release No. 34-47262

5.   Omitted pursuant to Transitional Provisions of Release No. 34-47262

6.   Omitted pursuant to Transitional Provisions of Release No. 34-47262


Date: March 3, 2003

                            /s/ Laura J. Janus
                             ________________________
                                 Laura J. Janus
                                    Treasurer
                          [Principal Financial Officer]


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lou Holland Trust



   /s/ Louis A. Holland
BY:_________________________
   Louis A. Holland, President


Date: March 3, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



    /s/ Louis A. Holland                         /s/ Laura J. Janus
BY:_________________________                  BY:____________________________
   Louis A. Holland,                             Laura J. Janus,
   Principal Executive Officer                   Principal Financial Officer

   Date  March 3, 2003                           Date:  March 3, 2003